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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1996

                              BRE PROPERTIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Maryland                   0-5305                94-1722214
-------------------------------     ------------     ---------------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)       IDENTIFICATION NUMBER)

         One Montgomery Street
       Telesis Tower, Suite 2500
       San Francisco, California                              94104-5525
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (415) 445-6530
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On December 20, 1996, BRE Properties, Inc. ("BRE"), entered into an agreement of purchase and sale to purchase Promontory Point Apartments ("Community") with Crow Canyon Developers, Ltd, a California limited partnership ("Seller"), an unrelated third party. On December 31, 1996, BRE completed the purchase of the Community. Promontory Point is a 400-unit apartment community on 16 acres of land in San Ramon, Contra Costa County, California. The purchase price for the Community was $43.25 million. Additionally, BRE paid approximately $450,000 of closing costs. The purchase was funded through borrowings on BRE's line of credit and proceeds from previous sales of assets.

The Community was constructed in 1992 with an average unit size of 843 square feet. At December 31, 1996, the average monthly rent per unit was $1,066.

The price of the Community was determined through negotiations with the Seller. BRE believes the purchase price of the Community to be competitive under the current market conditions.


The description contained herein is qualified in its entirety by reference to the purchase agreement dated December 20, 1996 by BRE and Seller and the press release dated January 8, 1997, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by March 16, 1997, which is not later than 60 days after January 15,1997.

(b) PRO FORMA FINANCIAL INFORMATION

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by March 16, 1997, which is not later than 60 days after January 15,1997.

(c) EXHIBITS

     Exhibit No.    Description

             2.1 Agreement of Purchase and Sale between Registrant and the Seller

           99.1     Press release dated January 8, 1997.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRE PROPERTIES, INC.
                                        (Registrant)



Date:  January 14, 1997                 /s/ LeRoy E. Carlson
                                        --------------------
                                        LeRoy E. Carlson
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)